                                                                   EXHIBIT 10.26

                        UNANIMOUS SHAREHOLDERS AGREEMENT

         THIS UNANIMOUS SHAREHOLDERS AGREEMENT is made as of the 20th day of April, 2005

BETWEEN

                         BROWN SHOE INTERNATIONAL CORP.

                         (hereinafter called the "Shareholder")

AND

                         MARCEL PION

                         (hereinafter called the "Director")

         WHEREAS Brown Shoe Company of Canada Ltd (the "Corporation") is a corporation to which the Canada Business Corporations Act (the "Act") applies; and

         WHEREAS the Shareholder is the registered holder and beneficial owner of all the issued and outstanding shares of the Corporation; and

         WHEREAS the Director has agreed to serve as a director of the Corporation at the request of the Shareholder and in consideration of the execution and delivery of the within agreement by the Shareholder; and

         WHEREAS the Shareholder, acting under the authority contained in the Act, wishes to enter into this Agreement as a unanimous shareholders agreement for the purposes of, to the fullest extent permitted by the Act, restricting the discretion and powers of the board of directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation and, concurrently, providing for the assumption by the Shareholder of the powers of such board of directors and thereby relieving the board of directors of their duties and liabilities to such extent;

         IN CONSIDERATION of the premises and other good and valuable consideration, the parties hereto agree as follows:

1. During the period commencing from the date hereof and continuing until this Agreement is terminated as provided in Section 5:

         (a) the rights, powers and duties of the board of directors of the Corporation to manage or supervise the management of the business and affairs of the

                  Corporation, whether such rights, powers and duties arise under the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the fullest extent permitted under the Act; and

         (b) the Shareholder hereby assumes and shall have, enjoy, exercise and perform all such rights, powers and duties of the board of directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation.

2. In the exercise of the rights, powers and duties assumed and transferred hereunder, the Shareholder shall be subject to the same obligations and liabilities to which the board of directors of the Corporation would otherwise have been subject if this Agreement had not been made and the Director is hereby wholly relieved of his powers, duties and liabilities as a director of the Corporation to the extent the Shareholder is subject thereto.

3. The rights, powers and duties assumed and transferred hereby to the Shareholder shall be exercised or performed, to the extent appropriate, by instrument in writing executed by the Shareholder.

4. Notwithstanding that the rights, powers and duties of the board of directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation are hereby vested in the Shareholder, the Director, so long as he shall continue as a director of the Corporation, may act in an advisory capacity to the Corporation, and in consideration thereof and of this Agreement, the Shareholder hereby agrees to indemnify and save harmless the Director, his heirs and legal representatives, respectively, from and against all claims and liabilities of whatsoever nature arising directly or indirectly by reason of any breach or alleged breach by the Shareholder of the rights, powers, duties and liabilities expressed herein to be assumed by the Shareholder, including without limitation, all amounts required to be paid to settle any action or satisfy any judgment in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party (or any such proceeding which might be threatened) by reason of his being or having been a director of the Corporation.

5. This Agreement shall be effective as of the date hereof and shall continue in full force and effect until terminated upon the first to occur of the following:

         (a) written notice to terminate being given by either party to the other;

         (b) the Shareholder transferring any of its shares of the Corporation; and

         (c) the issue of any shares of the Corporation to any person other than the Shareholder;

         provided that such termination shall not affect any obligation of any party hereto arising prior to the date of termination, including any obligation to indemnify the Director by reason of any matter which has arisen or any circumstances which have occurred prior to the termination, which obligation shall survive such termination and shall continue in full force and effect without limitation.

6. Notwithstanding anything to the contrary contained herein, the Director shall be deemed to have resigned as a director of the Corporation simultaneously with the termination of this Agreement as provided in
         Section 5.

7. Each of the parties will execute such further and other assurances, instruments and documents and do all such other things and acts which shall be necessary or proper for carrying out the purpose and intent of this Agreement.

8. Any notice or other writing required or permitted to be given to any party hereunder (hereinafter called a "Notice") shall be in writing and shall be personally delivered to such party as follows:

         (a)     if to the Shareholder:

                 Brown Shoe International Corp.
                 c/o Brown Shoe Company, Inc.
                 8300 Maryland Avenue
                 St. Louis, MO 63105-3693

                 Attention:  General Counsel

         (b)     if to the Director:

                 Marcel Pion
                 c/o Brown Shoe Company of Canada Ltd
                 3480, boul Industriel
                 Laval, QC H7L 4R9

         or to such other address as the party entitled to such Notice shall have communicated in writing to the other party.

9. This Agreement shall be deemed to have been entered into and to be wholly performed within the Province of Ontario and shall be governed by and construed in accordance with the laws of such province and the laws of Canada applicable therein. Each of the parties hereby attorns to the jurisdiction of the courts of the Province of Ontario in respect of all matters arising directly or indirectly from this Agreement.

10. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same document.

11. Il est de la volonte expresse des parties que le present contrat soient rediges en langue anglaise. It is the express wish of the parties that this Agreement be written in the English language.

12. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.

SIGNED, SEALED AND DELIVERED            )   BROWN SHOE INTERNATIONAL CORP.
in the presence of                      )
                                        )
                                        )   By:
                                        )      ---------------------------------
                                        )      Name:  Richard C. Schumacher
                                        )      Title: Vice President
                                        )
                                        )
                                        )   /s/ Marcel Pion
                                        )   ------------------------------------
                                        )   Marcel Pion

TO:      BROWN SHOE COMPANY OF CANADA LTD/CHAUSSURES BROWN DU CANADA LTEE

         The undersigned hereby consents to act as a director of Brown Shoe Company of Canada Ltd/Chaussures Brown du Canada Ltee (the "Corporation"), such consent to continue in effect unless revoked by an instrument in writing delivered to the Corporation.

         The undersigned hereby certifies that the undersigned is a resident Canadian within the meaning of the Canada Business Corporations Act and agrees to advise the Corporation forthwith upon ceasing to be a resident Canadian.

         Dated the 20th day of April, 2005.


                                                 /s/ Marcel Pion
                                             -----------------------------------
                                             Marcel Pion